UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 9, 2009

Date of Report (Date of earliest event reported)

SONUS NETWORKS, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	000-30229	04-3387074
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 TECHNOLOGY PARK DRIVE, WESTFORD, MASSACHUSETTS 01886

(Address of Principal Executive Offices) (Zip Code)

(978) 614-8100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The information in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 2.05.  Costs Associated with Exit or Disposal Activities.

On January 9, 2009, Sonus Networks, Inc. (the “Company”) committed to a restructuring initiative to further reduce its workforce by approximately 40 people, or 4% of employees worldwide.  On January 13, 2009, the Company issued a press release announcing this initiative.

The Company expects to incur approximately $750,000 to $850,000 in cash expenditures for severance and related costs, which the Company expects to record in the first quarter of fiscal 2009 and anticipates annual compensation-related cash savings of approximately $4.5 million to $5.0 million as a result of these reductions.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward-Looking Statements

Statements in this Current Report on Form 8-K that use the words “will,” “estimates,” “expects,” or similar words that describe the Company’s or its management’s future expectations, plans, objectives or goals are “forward-looking statements” and are made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995, and, as such, may involve known and unknown risks, uncertainties and assumptions.  These forward-looking statements relate to the Company’s current expectations and are subject to the limitations and qualifications set forth in this Current Report on Form 8-K, the press release furnished herewith as well as in the Company’s other documents filed with the SEC, including, without limitation, that actual events and/or results may differ materially from those projected in such forward-looking statements.

Item 9.01.  Financial Statements and Exhibits.

The following exhibits are filed herewith:

(d)                                 Exhibits

The following exhibit relating to Item 2.05 shall be deemed to be furnished, and not filed:

99.1                           Press release of Sonus Networks, Inc. dated January 13, 2009 reporting restructuring costs.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 13, 2009	SONUS NETWORKS, INC.

By:
/s/ Richard J. Gaynor
Richard J. Gaynor
Chief Financial Officer

Exhibit Index

99.1	Press release of Sonus Networks, Inc. dated January 13, 2009 reporting restructuring costs.